UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2018

DECIPHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Totten Pond Road Waltham, MA	02451
(Address of registrant’s principal executive office)	(Zip code)

(781) 209-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☑

Item 1.01.	Entry into a Material Definitive Agreement.

On May 29, 2018, Deciphera Pharmaceuticals, Inc., as tenant (the “Company”), and 200 Smith NWALP Property Owner LLC, as landlord (the “Landlord”), entered into a Lease Agreement (the “Lease”) with respect to approximately 44,256 square feet of space in a building commonly known and numbered as 200 Smith Street in Waltham, Massachusetts (the “Premises”).

The term of the Lease commences upon the Landlord’s substantial completion of the initial buildout of the Premises, which is expected to occur on or about April 1, 2019 (the “Commencement Date”) and shall continue for a period of approximately ten (10) years and seven (7) consecutive months, unless earlier terminated in accordance with the terms of the Lease (the “Lease Term”). The Company has (i) the option to extend the Lease Term for two (2) additional periods of five (5) years each, and (ii) a right of first offer on adjacent space to the Premises, consisting of 30,000 rentable square feet or less, subject to the terms and conditions of the Lease.

The initial fixed rental rate is $46.00 per rentable square foot of the Premises per annum, and will increase at a rate of $1.00 per annum, with base rent becoming due seven (7) months following the Commencement Date. Under the terms of the Lease, the Landlord will provide an allowance in an amount not to exceed $2,655,360.00 (calculated at a rate of $60.00 per rentable square foot of the Premises) toward the cost of completing the initial buildout of the Premises. The Company will be required pay its share of operating expenses, taxes and any other expenses payable under the Lease.

The Lease is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the above description of the Lease is qualified in its entirety by reference to such exhibit.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Lease is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Lease Agreement, dated May 29, 2018, by and between Deciphera Pharmaceuticals, Inc. and 200 Smith NWALP Property Owner LLC.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Lease Agreement, dated May 29, 2018, by and between Deciphera Pharmaceuticals, Inc. and 200 Smith NWALP Property Owner LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2018	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Michael D. Taylor
Michael D. Taylor President and Chief Executive Officer

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